UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2008
Streamline Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(513) 794-7100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On October 31, 2008, Streamline Health Solutions, Inc. (“Streamline Health” or the “Company”) informed Paul W. Bridge, Jr., the Company’s Chief Financial Officer, that the Company’s Board of Directors had determined not to renew his employment agreement upon the expiration of its current term ending January 31, 2009. Subsequently, on November 6, 2008, Mr. Bridge unexpectedly informed the Company that he was resigning from all positions with the Company and its subsidiaries effective immediately. Accordingly, Mr. Bridge’s employment with the Company and its subsidiaries ended as of November 6, 2008. The Company believes that neither it nor its subsidiaries has any further obligation under the employment agreement to pay any additional compensation to Mr. Bridge subsequent to November 6, 2008. The Company further believes that the provisions of Mr. Bridge’s employment agreement that survive the end of his employment term, including without limitation confidentiality and non-competition provisions, shall continue as set forth in the employment agreement.
     The employment agreement, as amended, has been previously filed with the Securities and Exchange Commission and is incorporated herein by reference as shown in Exhibits 10.1(a) and 10.1(b) to this report.
Item 7.01 REGULATION FD DISCLOSURE
     On November 6, 2008, Streamline Health issued a press release announcing the management change described above. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01. The information in this Item 7.01, including the press release, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

EXHIBIT
NUMBER			DESCRIPTION

10.1	(a)	#
Employment Agreement among Streamline Health Solutions, Inc. f/k/a LanVision Systems, Inc., Streamline Health, Inc. f/k/a LanVision, Inc. and Paul W. Bridge, Jr., effective February 1, 2004 (Previously filed with the Commission, and incorporated herein by reference from, Exhibit 10.1 of the Registrant’s (LanVision Systems, Inc.) Form 10-Q for the fiscal quarter ended July 31, 2004 as filed with the Commission on September 10, 2004.)

10.1	(b)	#
Amendment No. 1, effective January 27, 2006, to the Employment Agreement among Paul W. Bridge, Jr., Streamline Health Solutions, Inc. f/k/a LanVision Systems, Inc. and Streamline Health, Inc. f/k/a LanVision, Inc. (Previously filed with the Commission, and incorporated herein by reference from, Exhibit 10.3 of the Registrant’s (LanVision Systems, Inc.) Form 8-K, as filed with the Commission on January 31, 2006.)

99.1			News Release of Streamline Health Solutions, Inc. dated November 6, 2008.

#	Management Contracts and Compensatory Arrangements.

Signatures
     Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.
Date: November 6, 2008	By:	/s/ J. Brian Patsy
J. Brian Patsy
Chief Executive Officer

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